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                                                                  EXHIBIT 10.105

                                EXHIBIT 10.105
                                 SECOND WAIVER
                              (CREDIT AGREEMENT)

          This SECOND WAIVER (CREDIT AGREEMENT) (the "Waiver"), dated as of October 1, 1998, is among SMART & FINAL INC., a Delaware corporation (the "Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), CREDIT LYONNAIS LOS ANGELES BRANCH, a branch duly licensed under the laws of the State of California ("CL Los Angeles") of a banking corporation organized and existing under the laws of the Republic of France, as agent (the "Agent") for the Lenders.

                            PRELIMINARY STATEMENTS

          WHEREAS, the Borrower, the Lenders and the Agent have entered into a Credit Agreement dated as of November 20, 1995 (as amended by that certain Amendment No. 1, dated as of May 10, 1996, and by that certain Amendment No. 2, dated as of March 2, 1998, collectively, the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein);

          WHEREAS, the Borrower had previously requested, and the Lenders had previously agreed, that any Default or Event of Default be waived, through September 30, 1998, that may have occurred by reason of the Borrower's failure to comply with certain covenants of the Credit Agreement that were expressly identified in that certain First Waiver, dated as of July 22, 1998; and

          WHEREAS, the Borrower has further requested that any Default or Event of Default be waived, through November 15, 1998, that may have occurred by reason of the Borrower's failure to comply with certain covenants of the Credit Agreement expressly identified below;

          NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

          SECTION 1.    Waiver under Credit Agreement.  Effective as of October
                        -----------------------------
1, 1998 (the "Effective Date") and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Lenders hereby waive, during the
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period beginning on the Effective Date and ending on and including November 15,
1998 (the "Waiver Period"), any Default or Event of Default which would arise by reason of the Borrower's failure to comply with Section 6.13 (Minimum Tangible Net Worth) and Section 6.14 (Cash Flow Ratio) of the Credit Agreement. At the end of the Waiver Period, if the Borrower is not in compliance with any of such Sections pursuant to the terms thereof, a Default or Event or Default shall be deemed to exist unless, and except to the extent that, such Default or Event of Default is further waived or the same shall cease to exist by reason of an amendment to the applicable provisions of the Credit Agreement.

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          SECTION 2.    Applicable Margin; Commitment Fee.
                        ---------------------------------

          (a) As of June 20, 1998 and until the end of the Waiver Period, Sections 2.05(a), (b) and (c) of the Credit Agreement are hereby deleted in their entirety and replaced with the following:

     "Section 2.05.  Interest Rates and Payment.
                     --------------------------

          (a) Each Base Rate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of (i) Base
                                          --- -----
          Rate and (ii) from June 20, 1998 and until the end of the Waiver Period, one-half of one percent (.50%).

          (b) Each LIBOR Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of (i) Adjusted
                                 --- -----
          LIBOR and (ii) (a) prior to June 20, 1998, one-half of one percent (.50%), and (b) from June 20, 1998 and until the end of the Waiver Period, one and one-quarter of one percent (1.25%).

          (c) Each Eurorate Loan shall bear interest on the outstanding principal amount thereof, for each day from the date such Loan is made until it becomes due, at a rate per annum equal to the sum of (i)
                                          --- -----
          Adjusted Eurorate and (ii) (a) prior to June 20, 1998, one-half of one percent (.50%), and (b) from June 20, 1998 and until the end of the Waiver Period, one and one-quarter of one percent (1.25%)."

          (b) In addition, as of June 20, 1998 and until the end of the Waiver Period hereunder, the reference to "two-tenths of one percent (0.2%)" in Section
2.06 (Fees) is hereby deleted and replaced with "(0.35%)."

          SECTION 3.    Conditions of Effectiveness.  This Waiver shall become
                        ---------------------------
effective when the Agent shall have received counterparts of this Waiver executed by the Borrower and the Majority Lenders or, as to such Lenders, advice satisfactory to the Agent that such Lenders have executed this Waiver.

          SECTION 4.    Reference to and Effect on the Loan Documents.  (a) Upon
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the effectiveness of this Waiver, on and after the date hereof each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement, and each reference in the other documents entered into in connection with the Credit Agreement (as amended, the "Loan Documents") to "the Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

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          (a)  Except as specifically provided above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (c) The Agent, each Lender party hereto and the Borrower specifically acknowledges and agrees that (i) none of the Borrower, the Agent or any Lender has agreed to any other or future waiver of or amendment to the Loan Documents,
(ii) neither the granting of the waiver described herein nor the granting of any prior waivers and amendments under the Loan Documents creates any obligation whatsoever on the part of the Borrower, the Agent or any Lender to grant any other or future waiver or amendment under the Loan Documents, and (iii) except as specifically set forth herein, each of the Borrower, the Agent and the Lenders have reserved all rights and remedies under the Loan Documents.

          SECTION 5.    General Release of Claims.  (a)  The Borrower represents
                        -------------------------
and agrees that it has both diligently and thoroughly investigated the existence of any Claim (as defined below), and to its knowledge and belief, no Claim exists and no facts exist that could give rise to or support a Claim.

          (b) As additional consideration for the waivers as set forth herein, the Borrower (by its execution hereof) and each of its agents, employees, directors, officers, attorneys, affiliates, subsidiaries, successors and assigns (individually a "Releasing Party," and collectively the "Releasing Parties") each hereby releases and forever discharges the Agent and each Lender and all of their respective agents, direct and indirect shareholders, employees, directors, officers, attorneys, branches, affiliates, subsidiaries, successors and assigns (individually, a "Released Party," and collectively, the "Released Parties") of and from all damage, loss, claims, demands, liabilities, obligations (except for any such obligations hereafter arising pursuant to the terms of the Loan Documents, as amended to date), actions and causes of action whatsoever (collectively "Claims") that the Releasing Parties and each of them may, as of the date hereof, have or claim to have against each of the Released Parties, in each case whether presently known or with respect to which the facts are known (or should have been known) that could give rise to or support a Claim and of every nature and extent whatsoever on account of or in any way relating to, arising out of or based upon the Loan Documents or this Waiver (including clause
(a) above) or the negotiation or documentation hereof or the waivers under the Loan Documents effected by this Waiver or the transactions contemplated hereby, or any action or omission in connection with any of the foregoing, including, without limitation, all such loss or damage of any kind heretofore sustained, or that may arise as a consequence of the dealings between the parties up to the date hereof in connection with or in any way related to the Loan Documents or this Waiver. Each Releasing Party further covenants and agrees that it has not assigned heretofore, and will not hereafter sue any Released Party upon, any Claim released or purported to be released under this Section, and the Borrower will indemnify and hold harmless

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said Released Parties against any loss or liability on account of any actions brought by any Releasing Party or its assigns or prosecuted on behalf of any Releasing Party and relating to any Claim released or purported to be released under this Section. It is further understood and agreed that any and all rights under the provisions of Section 1542 of the California Civil Code are expressly waived by each of the Releasing Parties. Section 1542 provides as follows:

          "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE
     CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

          SECTION 6.    Representations and Warranties. The Borrower represents
                        ------------------------------
and warrants to the Agent and each Lender that:

          (a) The representations and warranties in the Credit Agreement and each of the other Loan Documents remain true and correct in all material respects immediately prior to and upon giving effect to this Waiver, as if the same were made on the date of the effectiveness of the amendments set forth herein (except for those relating to an earlier date which were true and correct in all material respects as of such date).

          (b) The execution, delivery and performance of this Waiver by the Borrower has been duly authorized by all necessary organizational action.

          (c)  All conditions set forth in Section 3 of this Waiver have been
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satisfied.

          (d) Upon giving effect to this Waiver, there is no and will not be any, Default or Event of Default.

          SECTION 7.    Costs, Expenses and Taxes.  The Borrower agrees to pay
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on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration of this Waiver, and the other instruments and documents, if any, to be delivered hereunder, including, without limitation, the reasonable fees and out of pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder. The Borrower further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether though negotiations, legal proceedings or otherwise) of this Waiver, and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section.

          SECTION 8.    Execution in Counterparts.  This Waiver hereto may be
                        -------------------------
executed in any number of counterparts and by different parties hereto in separate counterparts, each of which taken together shall constitute but one and the same agreement. Delivery of an executed

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counterpart of a signature page to this Waiver hereto by telefacsimile shall be effective as delivery of a manually executed counterpart of this Waiver.

          SECTION 9.    Governing Law.  This Waiver hereto shall be governed by,
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and construed in accordance with, the laws of the State of California.

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          IN WITNESS WHEREOF, the parties hereto have caused this Second Waiver
(Credit Agreement) to be executed by their respective officers thereunto duly authorized, as the date first above written.

                                            SMART & FINAL INC., as the Borrower

                                            By:  /s/ Donald G. Alvarado
                                                 -------------------------------
                                                  Name:  Donald G. Alvarado
                                                  Title:    Secretary

                                            CREDIT LYONNAIS LOS ANGELES BRANCH,
                                            as the Agent

                                            By:  /s/ Pascal Poupelle
                                                 -------------------------------
                                                  Name: Pascal Poupelle
                                                  Title: Executive President

                                            LENDERS:

                                            CREDIT LYONNAIS LOS ANGELES BRANCH

                                            By:  /s/ Pascal Poupelle
                                                 -------------------------------
                                                  Name: Pascal Poupelle
                                                  Title: Executive President

                                            CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                                            By:  /s/ Pascal Poupelle
                                                 -------------------------------
                                                  Name: Pascal Poupelle
                                                  Title: Executive President

                                            NATIONSBANK OF TEXAS, N.A.

                                            By:  /s/ Chas A. McDonell
                                                 -------------------------------
                                                  Name: Chas A. McDonell
                                                  Title: Vice President

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                                            WELLS FARGO BANK N.A.

                                            By: /s/ Catherine M. Wallace
                                               ---------------------------------
                                                  Name: Catherine M. Wallace
                                                  Title: Vice President



                                            By: /s/ Donald A. Hartmann
                                               ---------------------------------
                                                  Name: Donald A. Hartmann
                                                  Title: Senior Vice President



                                            FIRST HAWAIIAN BANK

                                            By: /s/ Charles L. Jenkins
                                               ---------------------------------
                                                  Name: Charles L. Jenkins
                                                  Title: Vice President, Manager

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